HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401    HV-4824 – Group Variable Funding Agreement

333-114404    HV-4900 – Group Variable Funding Agreement

Supplement dated July 3, 2018 to your Prospectus

This Supplement updates certain information contained in your prospectus for the group annuity contracts issued by Hartford Life Insurance Company:

On May 31, 2018, pursuant to the Stock and Asset Purchase Agreement entered into on December 3, 2017, by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc., Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP, and Hopmeadow Holdings GP, each of which is funded by a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group, HHI sold all of the issued and outstanding equity of Hartford Life, Inc., the parent of Talcott Resolution Life Insurance Company (“Talcott Resolution”) (formerly “Hartford Life Insurance Company”) to Buyer (“Talcott Resolution Sale Transaction”).

Additional information regarding the Talcott Resolution Sale Transaction can be found on the Talcott Resolution website at www.talcottresolution.com/financialinformation.html and in its Current Report on Form 8-K (click on “SEC Filings - Other”) filed by Talcott Resolution Life Insurance Company (formerly “Hartford Life Insurance Company”) on June 6, 2018, with the Securities and Exchange Commission.

Massachusetts Mutual Life Insurance Company will continue to administer and provide all contractual benefits of your group annuity contract. The terms, features and benefits of your group annuity contract will NOT change as a result of the Talcott Resolution Sale Transaction.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.